Exhibit 99.1

AMENDED AND RESTATED

HOUGHTON MIFFLIN HARCOURT COMPANY

EMPLOYEE STOCK PURCHASE PLAN

This employee stock purchase plan of Houghton Mifflin Harcourt Company (the “Amended and Restated Houghton Mifflin Harcourt Company Employee Stock Purchase Plan”) was adopted on February 24, 2015, approved by stockholders on May 19, 2015, amended and restated February 23, 2021, and further approved by stockholders on May 14, 2021.

1.Purpose.  The purpose of the Plan is to provide eligible employees of the Company and its Designated Subsidiaries with a convenient opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.Definitions.

(a)“Board” means the Board of Directors of the Company.

(b)“Code” means the United States Internal Revenue Code of 1986, as amended.

(c)“Common Stock” means the Common Stock of the Company, par value $0.01 per share.

(d)“Company” means Houghton Mifflin Harcourt Company, a Delaware corporation.

(e)“Compensation” means the base salary (determined on such date as may be established by the Compensation Committee) received by an Employee from the Company or a Designated Subsidiary.

(f)“Compensation Committee” means a committee appointed by the Board. In the absence of a contrary designation by the Board, the Compensation Committee shall be the Compensation Committee of the Board.

(g)“Continuous Status as an Employee” means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave, military leave, or other bona fide leave of absence which is required by law to be considered uninterrupted service or which is otherwise approved by the Compensation Committee if the period of such leave does not exceed 90 days, or if longer, so long as the individual’s right to reemployment as an Employee is guaranteed either by contract or statute; or (ii) transfers between locations of the Company or between and among the Company and its Designated Subsidiaries. For purposes of clarification, the disposition of a Designated Subsidiary shall constitute a termination of the Continuous Status as an Employee of any Employee employed by such Designated Subsidiary.

(h)“Contributions” means all amounts credited to the account of a Participant pursuant to the Plan.

(i)“Corporate Transaction” means a “Change in Control” as such term is defined in the Company’s Amended and Restated 2015 Omnibus Incentive Plan.

(j)“Designated Broker” shall mean the institution selected by the Compensation Committee.

(k)“Designated Subsidiaries” means (i) all Subsidiaries organized under the laws of any state of the United States of America, except with respect to any of such Subsidiaries which the Board or the Compensation Committee has determined is not eligible to participate in the Plan and (ii) each other Subsidiary which the Board or Compensation Committee has specifically determined as eligible to participate in the Plan.

(l)“Employee” means any person who is an employee of the Company or one of its Designated Subsidiaries for tax purposes as of the date eligibility is determined for purposes of a particular Offering Period, as provided in Section 4 hereof.

(m)“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

(n)“Fair Market Value” means, for any date, the closing sales price of a Share on the primary exchange on which the Common Stock is traded on such date or, in the event that the Common Stock is not traded on such date, then the immediately preceding trading date.

(o)“Maximum Number of Shares” means an amount of Shares equal to the quotient of (x) $12,500 (to be equitably adjusted if an Offering Period is longer or shorter than six months) divided by (y) the Fair Market Value of a Share on the first day of the applicable Offering Period.

(p)“New Purchase Date” shall have the meaning ascribed to it in Section 16(b).

(q)“Offering Date” means the first day of each Offering Period, as determined in accordance with Section 3.

(r)“Offering Period” means the period described in Section 3.

(s)“Plan” means this Amended and Restated Houghton Mifflin Harcourt Company Employee Stock Purchase Plan.

(t)“Participant” means an eligible Employee who has elected to participate in the Plan in accordance with Section 5.

(u)“Purchase Date” means the last day of each Offering Period.

(v)“Purchase Price” means the amount specified by the Compensation Committee for an Offering Period. Unless otherwise determined by the Compensation Committee, the Purchase Price for an Offering Period shall be equal to 85% of the lower of (i) the Fair Market Value of a Share on the Offering Date and (ii) the Fair Market Value on the Purchase Date.

(w)“Reserves” shall have the meaning ascribed to it in Section 16(a).

(x)“Rule 16b-3” means Rule 16b-3 adopted under Section 16 of the Exchange Act.

(y)“Share” means a share of Common Stock, as adjusted in accordance with Section 16.

(z)“Subsidiary” means a corporation which is a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

3.Offering Periods. The Plan shall be implemented by a series of two consecutive six-month Offering Periods commencing on January 1 and July 1 of each calendar year and ending on the following June 30 and December 31, respectively; provided, however, that the Compensation Committee may determine that any Offering Period shall commence on a different date and/or be of a different duration, subject to the limitations of Section 423 of the Code.

4.Eligibility. Subject to the requirements of Section 5 and the limitations imposed by Section 423(b) of the Code (and unless different dates are established by the Compensation Committee in respect of any Offering Period), a person shall be eligible to participate in an Offering Period if such person is (i) with respect to Offering Periods that commence on July 1, an Employee of the Company or a Designated Subsidiary from the immediately preceding May 1 (or, if such date is not a business day, the next following business day) through and including the Offering Date for such Offering Period and (ii) with respect to Offering Periods that commence on January 1, an Employee of the Company or a Designated Subsidiary from the immediately preceding November 1 (or, if such date is not a business day, the next following business day) through and including the Offering Date for such Offering Period.

5.Participation.

(a)An eligible Employee may become a Participant in respect of an Offering Period by electing to participate in the manner approved by the Compensation Committee. An Employee that elects to participate in an Offering Period shall do so prior to the tenth day preceding the first day of the applicable Offering Period (or, if such date is not a business day, the next following business day), unless a different time for electing to participate is set by the Compensation Committee. An eligible Employee’s election to participate in an Offering Period shall remain in effect for all future Offering Periods until the Employee notifies the Company that he or she elects to withdraw from the Plan.

(b)A Participant’s election shall indicate a non-fractional percentage of such Participant’s Compensation of up to 5% of such Participant’s Compensation, to be contributed during the applicable Offering Period; provided, however, that a Participant’s election shall also be subject to the limitations of Section 7(b).

6.Method of Payment of Contributions.

(a)Payroll deductions shall be made from a Participant’s Compensation during an Offering Period in an aggregate amount equal to the Participant’s contribution election for such Offering Period. All payroll deductions made by a Participant shall be credited to his or her account under the Plan. A Participant may not make a prepayment or any additional payments into such account. Payroll deductions in respect of any Offering Period shall commence on the first full payroll following the first day of the associated Offering Period and shall end on the last payroll paid on or prior to the Purchase Date of such Offering Period, unless sooner terminated by the Participant as provided in Section 10.

(b)A Participant may elect to prospectively reduce (but not increase) the payroll deduction percentage  he or she has elected in respect of the then current Offering Period in accordance with such procedures as may be established by the Compensation Committee. Unless the Compensation Committee provides otherwise, such election must be made no later than the last business day of the month preceding the month in which the applicable Offering Period ends. A Participant may make only one such election during an Offering Period. An election to reduce the payroll deduction percentage to zero (0%) shall not be treated as an election to withdraw under Section 10(a).

(c)Participants on an authorized leave of absence during an Offering Period may continue to participate in such Offering Period; provided, however, that a Participant on an authorized leave of absence will have contributions suspended during such leave of absence and, absent any other instruction from such Participant, such contributions will resume upon the next payroll following such Participant’s return from such leave of absence.

(d)Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 7(b) herein, a Participant’s payroll deductions may be decreased by the Company to zero during any Offering Period.

7.Grant of Option.

(a)On each Offering Date, each Participant shall be deemed to have been granted an option to purchase as many Shares (rounded down to the nearest whole Share or fractional Share as determined by the Board or the Administrative Committee) as may be purchased with his or her Contributions during the related Offering Period at the Purchase Price; provided, however, that such option shall be subject to the limitations set forth in Section 7(b) below, Section 11, and may be reduced pursuant to Section 6, in each case, if applicable..

(b)Notwithstanding any contrary provisions of the Plan, each option to purchase Shares under the Plan shall be limited as necessary to prevent any Employee from (i) immediately after the grant, owning capital stock of the Company and holding outstanding options to purchase capital stock of the Company possessing, in the aggregate, more than five percent of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary, including for this purpose any stock attributed to such Employee pursuant to Section 424(d) of the Code, (ii) acquiring rights to purchase stock under all employee stock purchase plans (as described in Section 423 of the Code or any other similar arrangements maintained by the Company or any of its Subsidiaries) of the Company and its Subsidiaries which accrue at a rate that exceeds $25,000 of the Fair Market Value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding and exercisable at any time or (iii) purchasing, in respect of any Offering Period, more than the Maximum Number of Shares.

8.Exercise of Option; Interest.

(a)Unless a Participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of Shares will be exercised automatically on each Purchase Date, and the number of Shares subject to the option will be purchased at the applicable Purchase Price with the accumulated Contributions in his or her account. The Board or the Compensation Committee may in its discretion permit the issuance of fractional Shares. Interest on Contributions (if any is credited pursuant to Section 8(c)) and any amounts accumulated in a Participant’s account that are not used to purchase Shares (if any) shall be refunded to the Participant in cash. Notwithstanding Section 9 below, the Shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the Participant as of the Purchase Date. During his or her lifetime, a Participant’s option to purchase Shares hereunder is exercisable only by him or her.

(b)At the time an option granted under the Plan is exercised, in whole or in part, or at the time some or all of the Common Stock issued to a Participant under the Plan is disposed of, the Participant must make adequate provisions for any applicable federal, state or other tax withholding obligations, if any, which arise upon the Purchase Date or the disposition of the Common Stock. At any time, the Company or a Designated Subsidiary may, but will not be obligated to, withhold from the Participant’s compensation the amount necessary to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to the sale or disposition of Common Stock by the Participant earlier than as described in Section 423(a)(1) of the Code.

(c)Unless otherwise determined by the Compensation Committee for an Offering Period, no interest shall be credited to the Participant’s accounts.

9.Delivery. As promptly as practicable after each Purchase Date, the number of Shares purchased by each Participant upon exercise of his or her option shall be deposited into an account established in the Participant’s name with the Designated Broker. The Compensation Committee may require that Shares may not be transferred out of such Participant’s account with the Designated Broker (or sold or otherwise disposed of) until a specified period following the applicable Purchase Date has elapsed (which specified period shall initially be six months until changed by the Compensation Committee) (but not beyond the later of two years following the Offering Date and one year following the Purchase Date), except as otherwise permitted by the Compensation Committee in its sole discretion, or in connection with a Corporate Transaction; and may also require that no Share may be transferred out of such Participant’s account with the Designated Broker other than in connection with the “disposition,” as such term is used in Section 423(a)(1) of the Code, of such Share.

10.Voluntary Withdrawal; Termination of Employment.

(a)A Participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan prior to each Purchase Date by giving written notice to the Company in the manner directed by the Company. Unless the Compensation Committee provides otherwise, the Participant must make any such withdrawal election no later than the last business day of the month preceding the month in which an Offering Period ends.  All of the Participant’s Contributions, plus any interest, credited to his or her account with respect to an Offering Period will be paid to him or her as soon as administratively practicable after receipt of his or her notice of withdrawal, his or her option for the current Offering Period will be automatically terminated, and no further Contributions for the purchase of Shares may be made by the Participant with respect to such Offering Period. A Participant’s withdrawal from the Plan during an Offering Period will not have any effect upon his or her eligibility to participate in a succeeding Offering Period or in any similar plan that may hereafter be adopted by the Company.

(b)Upon termination of the Participant’s Continuous Status as an Employee prior to a Purchase Date for any reason, including retirement or death, the Contributions, plus any interest, credited to his or her account will be returned to him or her and his or her option will be automatically terminated; provided, however, that in the event of the death of a Participant, the Company shall deliver the Contributions, plus any interest, to the executor or administrator of the estate of the Participant or, if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such amounts to the spouse or to any one or more dependents or relatives of the Participant.

11.Shares.

(a)Subject to adjustment as provided in Section 16, the maximum number of Shares which shall be made available for sale under the Plan on or after the date of stockholder approval of the amendment and restatement shall be 2,400,135. Shares delivered by the Company may be authorized and unissued Shares, Shares held in the treasury of the Company, Shares purchased on the open market or by private purchase or a combination of the foregoing. If the Compensation Committee determines at any time that, on a given Purchase Date, the number of Shares with respect to which options are to be exercised may exceed the number of Shares that are available for sale under the Plan on such Purchase Date, the Board or the Compensation Committee may in its discretion provide (x) that the Company shall make a pro rata allocation of the Shares available for purchase on such Purchase Date, in as uniform a manner as shall be practicable and as it shall determine to be equitable among all Participants exercising options to purchase Common Stock on such Purchase Date, and continue all Offering Periods then in effect, or (y) that the Company shall make a pro rata allocation of the Shares available for purchase on such Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine to be equitable among all Participants exercising options to purchase Common Stock on such Purchase Date, and terminate any or all Offering Periods then in effect pursuant to Section 17 below.  Pro rata allocations shall be based on the percentage of dollars withheld with respect to that Offering Period by a particular Participant as compared with amounts withheld for all Participants.

(b)The Participant shall have no interest or voting right in Shares covered by his or her option until such option has been exercised.

(c)Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant.

12.Administration.

(a)Subject to the express provisions of the Plan, the Compensation Committee shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The authority of the Compensation Committee includes, without limitation, the authority to (i) determine procedures for setting or changing payroll deduction percentages, and obtaining necessary tax withholdings, and (ii) adopt amendments to the Plan in accordance with Section 17. The determinations of the Compensation Committee shall be final, binding, and conclusive.

(b)The Board and the Compensation Committee may delegate any or all of their authority and obligations under this Plan to such committee or committees (including without limitation, a committee of the Board) or officer(s) of the Company as they may designate. Notwithstanding any such delegation of authority, the Board may itself take any action under the Plan in its discretion at any time, and any reference in the Plan document to the rights and obligations of the Compensation Committee shall be construed to apply equally to the Board. Any references to the Board mean only the Board.

13.Transferability. Neither amounts accumulated in a Participant’s account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 10) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

14.Use of Funds. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

15.Reports. Statements of account will be made available to Participants by the Company or the Designated Broker in the form and manner designated by the Compensation Committee.

16.Adjustments Upon Changes in Capitalization; Corporate Transactions.

(a)Adjustment. Subject to any required action by the stockholders of the Company, (i) the number of Shares covered by each option under the Plan that has not yet been exercised, (ii) the number of Shares that have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the “Reserves”), and (iii) the number of Shares set forth in Section 11 above, shall, if applicable, be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, subdivision, combination or reclassification of the Common Stock (including any such change in the number of shares of Common Stock effected in connection with a change in domicile of the Company), or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company, or any increase or decrease in the value of a Share resulting from a spin-off or split-up; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Compensation Committee, whose determination in that respect shall be final, binding, and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an option.

(b)Corporate Transactions. In the event of a dissolution or liquidation of the Company, any Offering Period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the Board. If the Company is the subject of a Corporate Transaction, the Board may take any of the following actions (or a combination thereof) without any obligation to obtain consent from any Participant:  (i) provide for the assumption, modification, or adjustment to the terms of outstanding options by the survivor or acquiror or an affiliate thereof or for the grant of replacement rights by the survivor or acquiror or an affiliate thereof, in each case on whatever terms the Board may determine (whether consistent with Section 424 of the Code or otherwise), (ii) terminate all outstanding options without purchase or payment under the Corporate Transaction other than a refund of all amounts contributed for purchase of Shares and/or refrain from beginning another Offering Period after the agreement with respect to the Corporate Transaction is executed, (iii) shorten the Offering Period by setting a new Purchase Date based on the price being paid under the acquisition or the then Fair Market Value, (iv) provide that the options will be cashed out in connection with the closing of the Corporate Transaction (treating the price under the acquisition as the Fair Market Value on the Purchase Date and using the accumulated contributions as of a date specified by the Board and applying the limit under Section 7(b)), or (v) take such other action deemed appropriate by the Board .

(c)Sales of Designated Subsidiaries and Business Units. In the event the Company consummates the sale or transfer of a Designated Subsidiary, business unit or division to an unaffiliated person or entity, or the spin-off of a Designated Subsidiary, business unit or division to shareholders during an Offering Period, the Contributions, plus any interest thereon (if any), credited to the account of each Participant employed by such Designated Subsidiary, business unit or division, as applicable, as of the time of such sale, transfer or spin-off with respect the offering to which such Offering Period relates, will be returned to the Participant and the Participant’s option will be automatically terminated.

(d)Other Adjustments. The Compensation Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per Share covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company’s being consolidated with or merged into any other corporation.

17.Amendment or Termination.

(a)The Board may at any time and for any reason terminate the Plan. Except as provided in Section 16, no such termination of the Plan may affect options previously granted, provided that the Plan or an Offering Period may be terminated by the Board on a Purchase Date or by the Board’s setting a new Purchase Date with respect to an Offering Period then in progress if the Board determines that termination of the Plan and/or the Offering Period is in the best interests of the Company and the stockholders or if continuation of the Plan and/or the Offering Period would cause the Company to incur adverse accounting charges as a result of a change after the effective date of the Plan in the generally accepted accounting principles applicable to the Plan. Either the Board or the Compensation Committee may amend the Plan, provided, however, that the Compensation Committee may amend the Plan only to the extent required to comply with applicable law. Except as provided in Section 16 and in this Section 17, no amendment to the Plan shall make any change in any option previously granted that adversely affects the rights of any Participant. In addition, to the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

(b)Without stockholder consent and without regard to whether any Participant rights may be considered to have been adversely affected, the Board or the Compensation Committee shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Board or the Compensation Committee determines in its sole discretion advisable that are consistent with the Plan.

18.International Participants. The Compensation Committee shall have the power and authority to allow any of the Company’s Subsidiaries other than Designated Subsidiaries to adopt and join in the portion of the Plan that is not intended to comply with Section 423 of the Code and to allow employees of such Subsidiaries who work or  reside outside of the United States an opportunity to acquire Shares in accordance with such special terms and conditions as the Compensation Committee may establish from time to time, which terms and conditions may modify the terms and conditions of the Plan set forth elsewhere in the Plan. Without limiting the authority of the Compensation Committee, the special terms and conditions which may be established with respect to any foreign country, and which need not be the same for all foreign countries, include but are not limited to the right to participate, procedures for elections to participate, the payment of any interest with respect to amounts received from or credited to accounts held for the benefit of participants, the purchase price of any Shares to be acquired, the length of any Offering Period, the maximum amount of contributions, credits or Shares which may be acquired by any participating employees, and a participating employee’s rights in the event of his or her death, disability, withdrawal from participation in the purchase of Shares hereunder, or termination of employment. Any purchases made pursuant to the provisions of this Section 18 shall not be subject to the requirements of Section 423 of the Code.

19.Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

20.Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

21.Term of Plan; Effective Date. The Plan was adopted by the Board on February 24, 2015, amended and restated on February 23, 2021, and most recently approved by the Company’s stockholders on May 14, 2021. The Plan shall continue in force and effect until terminated under Section 17.

22.Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of Shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

*     *     *

As adopted by the Board of Directors of the Company on February 23, 2021.

As approved by the shareholders of the Company on May 14, 2021.